FORM 8-K
Current Report

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2000

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	States of Incorporation	I.R.S. Employer I.D. Number
1-1483	WASHINGTON GAS LIGHT COMPANY 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report:    None   .

Item 5. Other Events

          On October 16, 2000, Washington Gas Light Company issued the following press release to the wire service:

FOR IMMEDIATE RELEASE
October 16, 2000

CONTACTS
News Media		Financial Community
Tim Sargeant	(202) 624-6043 (O) (202) 825-7051 (P)	Craig Gilbert	(202) 624-6410 (O)
Lorre Bowman	(202) 624-6467 (O) (202) 825-7005 (P)

WASHINGTON GAS ANNOUNCES LAUNCH OF HOLDING COMPANY

          Effective November 1, 2000, WGL Holdings, Inc. will become the parent company for Washington Gas Light Company (NYSE: WGL) and each of its current subsidiaries. Washington Gas Light Company announced today that it has taken the required steps and obtained all necessary shareholder and regulatory approvals to operate under the holding company structure.

          Washington Gas Light Company Chairman, President and CEO James H. DeGraffenreidt, Jr. said, "The launch of the holding company signifies a major step towards achieving our vision to become the best, diversified energy retailer in the United States. The creation of this holding company supports our strategy to achieve dramatic improvements in the regulated utility and to grow profitable unregulated energy-related businesses. Operating under this new structure will provide greater financial and regulatory flexibility to sustain success in an increasingly competitive environment. It supports the stable yet growing earnings and strong credit ratings of our regulated utility and enhances the ability of the company's current and future non-utility energy businesses to succeed in competitive, retail markets."

          Effective November 1, 2000, WGL Holdings, Inc. will hold all of the common stock of Washington Gas Light Company, the regulated utility. The common stock of Washington Gas Light Company will no longer be traded publicly. All common stock shares of Washington Gas Light Company automatically will represent the same number of shares of common stock in WGL Holdings, Inc. WGL Holdings, Inc. will trade on the New York Stock Exchange using the trading symbol "WGL," the same ticker symbol previously used by Washington Gas Light Company. We anticipate that The Wall Street Journal will reference WGL Holdings, Inc. stock as "WGL Hldgs" in its stock tables.

          A letter is being sent to all Washington Gas Light Company shareholders informing them that it is not necessary to surrender their Washington Gas Light Company common stock certificates in exchange for WGL Holdings, Inc. shares. The Washington Gas Light Company common stock certificates will automatically be treated as shares of the new holding company on November 1.

          There is no change in Washington Gas Light Company preferred stock. It remains outstanding as preferred shares of Washington Gas Light Company.

          The transition to WGL Holdings, Inc. will be seamless for customers. Washington Gas Light Company, as the regulated gas utility subsidiary of WGL Holdings, Inc., will continue to provide safe and reliable public utility service to its customers throughout the Washington, D.C. metropolitan region, just as it has done for more than 150 years. "The continued growth and success of our business reinforces the importance of remaining a strong corporate citizen and integral part of the communities we serve," DeGraffenreidt said. Washington Gas Light Company will operate under the same regulations as it has in the past.

          Effective November 1, 2000, the primary lines of regulated and unregulated businesses that will be held by WGL Holdings, Inc. are:

Regulated Businesses
  Washington Gas Light Company is a local natural gas distribution company, which provides natural gas service to more than 870,000 residential, commercial and industrial customers throughout metropolitan Washington, D.C. and the surrounding region.

Hampshire Gas Company is a regulated natural gas storage business that serves Washington Gas Light Company under a tariff administered by the Federal Energy Regulatory Commission.

 Unregulated Activities
  ENERGY MARKETING:

Washington Gas Energy Services, Inc. is a retail marketer of natural gas and electricity and serves customers throughout the Washington, D.C. metropolitan region and beyond, including the Baltimore, Maryland and Richmond, Virginia areas.

HVAC:

Washington Gas Energy Systems, Inc. provides turnkey design-build renovation projects to the commercial and government markets. Washington Gas Energy Systems, Inc. specializes in the innovative engineering and design of cost-saving energy systems.

American Combustion Industries, Inc. (ACI) is a full-service mechanical and electrical contractor involved in the installation and service of heating, ventilating and air conditioning (HVAC) systems. ACI specializes in large-scale commercial and government installations, including power plants and co-generation systems.

Primary Investors, LLC, is a 50/50 co-investment with Thayer Capital Partners. Its wholly owned subsidiary, Primary Service Group, LLC, focuses primarily on acquiring and growing businesses that sell, install, repair and maintain HVAC and plumbing equipment in the residential and light commercial markets.

           Other unregulated activities include the following: a) Consumer Financing, which offers residential and small commercial customers financing to purchase gas appliances and other energy-related equipment; b) WG Maritime Plaza I, Inc., which holds a carried interest in the venture formed to develop the first phase of a 12-acre parcel of land in Southeast Washington, D.C.; and c) Brandywood Estates, Inc., which is a partner, along with a major developer, in a venture designed to develop land in Prince George's County, Maryland, for sale or lease.

          Headquartered in Washington, D.C., Washington Gas is a company primarily engaged in the sale and delivery of natural gas and other energy-related products and services. The company serves more than 870,000 residential, commercial and industrial customers throughout metropolitan Washington, D.C., and the surrounding region.

          Additional information about Washington Gas is available at the company's Internet site, http://www.washgas.com.

Note:

Certain matters discussed in this press release, excluding historical information, include forward-looking statements. Certain words, such as, but not limited to, "estimates," "expects," "anticipates," "intends," "believes," "plans" and variations of these words, identify forward-looking statements that involve uncertainties and risks. Although the company believes such forward-looking statements are based on reasonable assumptions, it cannot give assurance that every objective will be reached. The company makes such statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. Certain factors that could cause actual results to differ materially from the company's beliefs described herein include, but are not limited to, variations in weather, regulatory and legislative changes and increased competition. For a further discussion of the risks and uncertainties, see Washington Gas Light Company's most recent report filed with the Securities and Exchange Commission on Form 10-K.

-END-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                 WASHINGTON GAS LIGHT COMPANY
                                                                                                             (Registrant)

Date           October 16, 2000                                                    /s/ Robert E. Tuoriniemi                .
                                                                                                     Robert E. Tuoriniemi
                                                                                                             Controller
                                                                                               (Principal Accounting Officer)